Exhibit 10.1

U.S. Small Business Administration NOTE

SBA Loan #	PPP 14482078-04
SBA Loan Name	Nicholas Financial, Inc.
Date	May 22, 2020
Loan Amount	$3,243,900.00
Interest Rate	1.00%; Fixed Rate
Borrower	Nicholas Financial. Inc. a Florida corporation
Operating Company	N/A
Lender	Fifth Third Bank, National Association. a federally chartered institution

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Three million two hundred forty three thousand nine hundred and 00/100	Dollars,
interest on the unpaid principal balance, and all other amounts required by this Note.
2.	DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration. an Agency of the United States of America.

SBA Form 147 (06/03/02) Version 4.1	Page 1/6

3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Repayment terms:

The interest rate is 1% per year. The interest rate may only be changed in accordance with SOP 50 10.

Borrower must pay principal and interest payments of $181,646.75 every month, beginning seven months from the month this Note is dated; payments must be made on the 1st calendar day in the months they are due.

Lender will apply each installment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a.  Give Lender written notice;

b.  Pay all accrued interest; and

c.  If this prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years and 0 months from date of Note.

SBA Form 147 (06/03/02) Version 4.1	Page 2/6

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.	Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;
D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;
G.	Fails to pay any taxes when due;
H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.	Has a receiver or liquidator appointed for any part of their business or property;
J.	Makes an assignment for the benefit of creditors;
K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;
L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or
M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.
5.	LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower or Guarantor;
C.	File suit and obtain judgment;
D.	Take possession of any Collateral; or
E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.
6.	LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
B.

Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.	Release anyone obligated to pay this Note;
D.	Compromise, release, renew, extend or substitute any of the Collateral; and
E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

SBA Form 147 (06/03/02) Version 4.1	Page 3/6

7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:
A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.

To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

SBA Form 147 (06/03/02) Version 4.1	Page 4/6

10.	STATE-SPECIFIC PROVISIONS:

SBA Form 147 (06/03/02) Version 4.1	Page 5/6

11.	BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Nicholas Financial, Inc.
a Florida corporation

/s/ Doug Marohn	5/27/20
Signature of Authorized Representative of Borrower	Date

Doug Marohn	President & CEO
Name of Authorized Representative of Borrower	Title

SBA Form 147 (06/03/02) Version 4.1	Page 6/6

Paycheck Protection Program Lender Application Form - Paycheck Protection Program Loan Guaranty	OMB Control No.: 3245-0407 Expiration Date: 09/30/2020

The purpose of this form is to collect identifying information about the Lender, the Applicant, the loan guaranty request, sources and uses of funds, the proposed structure (which includes pricing and the loan term), and compliance with SBA Loan Program Requirements. This form reflects the data fields that will be collected electronically from lenders; no paper version of this form is required or permitted to be submitted. As used in this application, "Paycheck Protection Program Rule" refers to the rules in effect at the time you submit this application that have been issued by the Small Business Administration (SBA) implementing the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

Instructions for Lenders

All Paycheck Protection Program (PPP) loans are processed by all Lenders under delegated authority from SBA. This application must be submitted and signed electronically in accordance with program requirements, and the information requested is to be retained in the Lender's loan file.

A. Lender Information
Lender Name:	Fifth Third Bank, National Association			Lender Location ID:		58036
Address:	38 Fountain Square Plaza	City:	Cincinnati	St:	OH	Zip:	45202
Lender Contact:	Michael Shepherd	Ph:	(513)534-5300	Cell or Ext:	( ) -
Contact Email:	michael.shepherd@53.com		Title:	SVP

B. Applicant Information
Check One:	☐ Sole Proprietor ☐ Partnership ☑ C-Corp ☐ S-Corp ☐ LLC ☐ Independent contractor
☐ Eligible self-employed individual ☐ 501(c)(3) nonprofit ☐ 501(c)(19) veterans organization
☐ Tribal business (sec. 31(b)(2)(C) of Small Business Act) ☐ Other
Applicant Legal Name:	Nicholas Financial, Inc.
DBA:		Business Tax ID:	59-3019317
Applicant Address:	2454 McMullen Booth Rd	City, State, Zip:	Clearwater FL 33459
Applicant Primary Contact:	Irina Nashtatik	Phone:	(727)386-7915

C. Loan Structure Information
Amount of Loan Request:		$ 3,243,900.00	Guarantee %:	100%	Loan Term in # of Months:	24	Payment:	Deferred 6 mos.

Applicant must provide documentation to Lender supporting how the loan amount was calculated in accordance with the Paycheck Protection Program Rule and the CARES Act, and Lender must retain all such supporting documentation in Lender's file.

Interest Rate:	1%

D. Loan Amount Information
Average Monthly Payroll multiplied by 2.5	$ 3,243,900.00
Refinance of Eligible Economic Injury Disaster Loan, net of Advance (if Applicable: see Paycheck Protection Program Rule)	$ 0
Total	$ 3,243,900.00

E. General Eligibility (If the answer is no to either, the loan cannot be approved)
•

The Applicant has certified to the Lender that (1) it was in operation on February 15, 2020 and had employees for whom the Applicant paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC, (2) current economic uncertainty makes this loan request necessary to support the ongoing operations of the Applicant, (3) the funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, and (4) the Applicant has not received another Paycheck Protection Program loan.

☒ Yes ☐ No
•

The Applicant has certified to the Lender that it (1) is an independent contractor, eligible self-employed individual, or sole proprietor or (2) employs no more than the greater of 500 or employees or, if applicable, meets the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Applicant's industry.

☒ Yes ☐ No

F. Applicant Certification of Eligibility (If not true, the loan cannot be approved)
•	The Applicant has certified to the Lender that the Applicant is eligible under the Paycheck Protection Program Rule.	☒ True

G. Franchise/License/Jobber/Membership or Similar Agreement (If applicable and no, the loan cannot be approved)
•	The Applicant has represented to the Lender that it is a franchise that is listed in the SBA's Franchise Directory.	☐ Yes ☒ No

SBA Form 2484 (Revised 04/20)	1

H. Character Determination (If no, the loan cannot be approved)
•

The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.

☒ Yes ☐ No
•

The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant has within the last 5 years, for any felony: 1) been convicted; 2) pleaded guilty; 3) pleaded nolo contendere; 4) been placed on pretrial diversion; or 5) been placed on any form of parole or probation (including probation before judgment).

☒ Yes ☐ No

I. Prior Loss to Government/Delinquent Federal Debt (If no, the loan cannot be approved)
•

The Applicant has certified to the Lender that neither the Applicant nor any owner (as defined in the Applicant's SBA Form 2483) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy.

☒ Yes ☐ No
•

The Applicant has certified to the Lender that neither the Applicant nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted in the last 7 years and caused a loss to the government.

☒ Yes ☐ No

J. U.S. Employees (If no, the loan cannot be approved)
•	The Applicant has certified that the principal place of residence for all employees included in the Applicant's payroll calculation is the United States.	☒ Yes ☐ No

K. Fees (If yes, Lender may not pass any agent fee through to the Applicant or offset or pay the fee with the proceeds of this loan)
•	Is the Lender using a third party to assist in the preparation of the loan application or application materials, or to perform other services in connection with this loan?	☐ Yes ☒ No

SBA Certification to Financial Institution under Right to Financial Privacy Act (12 U.S.C. 3401)

By signing SBA Form 2483, Borrower Information Form in connection with this application for an SBA-guaranteed loan, the Applicant certifies that it has read the Statements Required by Law and Executive Orders, which is attached to Form 2483. As such, SBA certifies that it has complied with the applicable provisions of the Right to Financial Privacy Act of 1978 (12 U.S.C. 3401) and, pursuant to that Act, no further certification is required for subsequent access by SBA to financial records of the Applicant/Borrower during the term of the loan guaranty.

Lender Certification

On behalf of the Lender, I certify that:

•	The Lender has complied with the applicable lender obligations set forth in paragraphs 3.b(i)-(iii) of the Paycheck Protection Program Rule.
•

The Lender has obtained and reviewed the required application (including documents demonstrating qualifying payroll amounts) of the Applicant and will retain copies of such documents in the Applicant's loan file.

I certify that:

•	Neither the undersigned Authorized Lender Official, nor such individual's spouse or children, has a financial interest in the Applicant.

Authorized Lender Official:	Alicia Moge	Date:	5/27/20
Signature

Type or Print Name:	Alicia Moge	Title:	Officer

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, gathering data needed, and completing and reviewing the form is 25 minutes per response. Comments or questions on the burden estimates should be sent to U.S. Small Business Administration, Director, Records Management Division, 409 3rd St., SW, Washington DC 20416, and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington DC 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 2484 (Revised 04/20)	2

PAYROLL PROTECTION PROGRAM
Loan Disbursement Form

Lender Name:	Fifth Third Bank, National Association
Lender FIRS Number:	A363295
PPP Borrower Name:	Nicholas Financial, Inc.
PPP SBA Loan #:	PPP14482078-04
Note Amount:	$3,243,900.00

CHOOSE METHOD FOR DISBURSEMENT OF LOAN FUNDS:

☐ FIFTH THIRD BUSINESS ACCOUNT (Account MUST be in the name of the applicant business)

Account name:

Account Type:
Account Number:

☒ ELECTRONIC TRANSFER TO ANOTHER BANK ACCOUNT (Account MUST be in the name of the applicant business)

Account name: Nicholas Financial, Inc
Account Type: DDA
Account Number: 4862503661
Routing Number: 121000248

Authorized Signer:	Doug Marohn, President / CEO	Date:	5/27/20
Name/Title

Contact Information for Authorized Signer:

Phone:	727-431-6114
Email:	Doug.marohn@nicfn.com

Fee Disclosure and Compensation Agreement For use with 7(a) and 504 Loan Programs	OMB Control No.: 3245-0201 Expiration Date: 08/31/2021

Purpose of this form: The purpose of this form is to identify Agents and the fees and/or compensation paid to Agents by or on behalf of a small business applicant (“Applicant”) for the purpose of obtaining or expediting an application for a loan guaranteed by the U.S. Small Business Administration (SBA). This is a statutory requirement under 15 U.S.C. 642. See 13 CFR Parts 103 and 120 and SBA's Standard Operating Procedure 50 10 for the rules governing compensation of Agents or SBA Lenders in connection with an SBA loan.

Who must complete this form?: This form must be completed and signed by the SBA Lender and the Applicant whenever an Agent is paid by either the Applicant or the SBA Lender in connection with the SBA loan application. Each Agent paid by the Applicant to assist it in connection with its application must also complete and sign the form. When an Agent is paid by the SBA Lender, the SBA Lender must complete this form and the SBA Lender and Applicant must both sign the form. The SBA Lender must inform the Applicant in writing that the Applicant is not required to employ an Agent or representative (including the SBA Lender) to assist the Applicant with the SBA loan application.

Compensation must be disclosed on this form for the following services:

1.

Loan packaging services, as defined in SOP 50 10, performed by an SBA Lender or other third party (This includes services performed by an individual/entity that is a Lender Service Provider (LSP) (7(a) only) or has an SBA-approved Professional Services Contract (504 only) with the SBA Lender who is acting as a loan packager or referral agent employed by the Applicant);

2.	Financial statement preparation specifically for the loan application; and/or
3.	Consulting, Broker, or Referral services paid by the Applicant, SBA Lender, or Third Party Lender (504 only).

Fees paid to the following individuals for their services in connection with the SBA loan application are not required to be disclosed on this form:

1.	Applicant's accountant performing services in the normal course of business;
2.	Any attorney in connection with the 7(a) or 504 loan closing;
3.	A state-certified or state-licensed appraiser employed by the SBA Lender to appraise collateral;
4.

An LSP performing services for the Lender under an SBA-reviewed LSP agreement (7(a) only) or an individual performing services for the CDC under an SBA-approved professional services contract (504 only);

5.	An individual employed by the SBA Lender to perform a business valuation in connection with the SBA loan;
6.	An environmental professional employed by the SBA Lender to conduct an environmental assessment of the collateral; and/or
7.	A real estate agent who is receiving a commission for the sale of real estate.

Instructions for completing this form: The Agent must be identified, all services provided must be listed, and the party paying the fee and amount paid must also be disclosed (and itemized, when required). The SBA Lender must ensure that the Agent performing services is not debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or Agency. (See www.sam.gov.) The SBA does not allow contingency fees (fees paid only if the loan is approved) or charges for services which are not reasonably necessary in connection with an application. A separate form is required for each Agent (including an SBA Lender when the SBA Lender performs packaging services) that has or will receive compensation as part of the transaction. However, all of the services provided by the same Agent may be listed on a single form.

If the compensation paid exceeds $2,500, the Agent must provide supporting documents that include: 1) a detailed explanation of the work performed; and 2) the hourly rate(s) and the number of hours spent working on each activity. The SBA Lender must ensure that the supporting documents are attached to this form. When a single provider charges an Applicant in connection with multiple applications, fees are aggregated to establish the $2,500 threshold for requiring supporting documents and a detailed explanation. Supporting documents and a detailed explanation are required even if the compensation is charged on a percentage basis.

All SBA Lenders must retain the original Form 159 in the loan file. 7(a) Lenders must submit a copy of each completed Form 159 to Fiscal Transfer Agent only once after there has been an initial disbursement on the loan in conjunction with its monthly 1502 report. CDCs must submit a copy of each completed Form 159 to SBA in its Annual Report for all of the 504 loans closed during the fiscal year being reported.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 1 of 3

Fee Disclosure and Compensation Agreement For use with 7(a) and 504 Loan Programs	OMB Control No.: 3245-0201 Expiration Date: 08/31/2021

☒ 7(a) loan	☐ 504 loan

SBA Loan Name:	Nicholas Financial, Inc.
SBA Loan Number (no spaces):	PPP14482078-04	SBA Lender FIRS (no spaces):	A363295
SBA Lender Legal Name:	Fifth Third Bank, National Association
Services Performed by (Name of Agent):	Fifth Third Bank, National Association
Agent Contact Person:
Agent Address:

Type of Agent:

☒ SBA Lender	☐ Consultant	☐ Third Party Lender (“TPL”)
☐ Independent Loan Packager ☐ Referral Agent/Broker	☐ Accountant preparing financial statements specifically for SBA loan application	☐ Other:

Type of Service	Amount Paid by Applicant*	Amount Paid by SBA Lender*
Loan packaging	0.00	0.00
Financial statement preparation for loan application
Broker or Referral services
Consultant services
Other:

*The Agent may not be compensated by both Applicant and SBA Lender for the same service. Furthermore, any Agent employed by the SBA Lender must be paid by the SBA Lender and those fees cannot be passed on to the Applicant.

Total compensation paid by:	Applicant: $ 0.00	SBA Lender: $ 0.00

☐

Itemization and supporting documentation is attached. (Itemization and supporting documentation is required if the compensation paid exceeds $2,500. Itemization must include: 1) a detailed explanation of the work performed; and 2) the hourly rate and the number of hours spent working on each activity.) Note: SBA, in its discretion, may request an itemization and supporting documentation for any fee charged in connection with an SBA loan application, regardless of the amount.

For 504 loans only:

☐ CDC received referral fee from a TPL	Amount of Fee:	$

TPL Name:
TPL Address:

WARNING: False certifications can result in criminal prosecution under 18 U.S.C. § 1001 and other penalties provided under law.  Violation of any of the SBA Loan Program Requirements regarding SBA Form 159 and the related activities by the SBA Lender and/or an Agent may result in SBA's suspension or revocation of the privilege of conducting business with the SBA under 13 CFR Part 103.

Applicant's Certifications: By signing this form, the Applicant certifies to SBA that the above representations and amounts are the only amounts paid (or that will be paid) by the Applicant in connection with the stated services and are satisfactory to the Applicant. The Applicant further certifies that a separate compensation agreement (SBA Form 159) has been executed for all Agents, as defined in 13 CFR § 103.1. If the certification is made by a legal entity (e.g. corporation, limited liability company), execution of the certification must be in the legal entity's name by a duly authorized officer or other entity representative; if by a partnership, execution of the certification must be in the partnership's name by a general partner.

Applicant must not sign this form until all required services and fee information is disclosed.

/s/ Doug Marohn	5/27/20
Signature of Authorized Representative of Applicant	Date

Doug Marohn	President / CEO
Print Name	Title

SBA Form 159 (04-18) Previous Editions Obsolete	Page 2 of 3

Fee Disclosure and Compensation Agreement For use with 7(a) and 504 Loan Programs	OMB Control No.: 3245-0201 Expiration Date: 08/31/2021

Agent's Certifications: By signing this form, the undersigned Agent certifies that: (1) it has not and will not directly or indirectly charge or receive any payment from the Applicant in connection with the application for or making of the SBA loan except for services actually performed on the Applicant's behalf and identified in this form; (2) the information provided in this form accurately describes the types of services (s)he/it has provided to the Applicant or SBA Lender and the compensation described in this form is the only compensation that has been charged to or received from the Applicant or SBA Lender or that will be charged to the aforementioned parties for services covered by this form; (3) neither it nor any of the employees of its organization are currently debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in this transaction by any Federal department or Agency; and (4) if SBA deems any portion or all of the fees charged in connection with the application for or making of the loan to be unreasonable or prohibited, the Agent agrees to refund that amount to the Applicant. If the certification is made by a legal entity (e.g. corporation, limited liability company), execution of the certification must be in the legal entity's name by a duly authorized officer or other entity representative; if by a partnership, execution of the certification must be in the partnership's name by a general partner.

Signature of Authorized Representative of Agent	Date

Print Name	Title

SBA Lender's Certifications: The undersigned SBA Lender certifies that: (1) the representations of services rendered and the amounts charged as identified in this form are reasonable and satisfactory to it; (2) (s)he has no knowledge that any Agent, as defined in 13 CFR § 103.1, was engaged by, represented, or worked on behalf of the Applicant other than as disclosed above or in another executed compensation agreement (SBA Form 159); (3) any referral fees described above are the only referral fees paid by the SBA Lender to a referral agent in connection with this loan and were not charged directly or indirectly to the Applicant; (4) if SBA deems any portion or all of the fees charged in connection with the application for or making of the loan to be unreasonable or prohibited, the SBA Lender agrees to refund that amount to the Applicant; (5) it has consulted the System for Awards Management's (SAM) Excluded Parties List System or any successor system to ensure that the Agent identified above is not debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in this transaction by any Federal department or Agency; and (6) any fee it has charged is not a standardized amount and all fees charged to the Applicant comply with SBA Loan Program Requirements.

/s/ Alicia Moge	5/27/20
Signature of Authorized Representative of SBA Lender	Date

Alicia Moge	Officer
Print Name	Title

Systems of Record Notification: Information obtained from this form is part of the Agency's Privacy Act Systems of Records, Loan Systems ("SOR 21") and may become part of SBA's System of Records for Suspension and Debarment Files ("SOR 36"). As such, this form and the information contained therein may be used, disclosed, or referred for the following purposes, among other things:

•

To the Federal, State, local or foreign agency or professional organization which investigates, prosecutes, or enforces violations of statutes, rules, regulations, or orders, or which undertakes procurement of goods or services, when SBA determines that disclosure will promote programmatic integrity or protect the public interest.

•

To SBA employees, contractors, interns, volunteers, and other regulators or legal authorities for the review of Loan Agent fees and activities and for the review of loans generated by Loan Agents (e.g. for performance and other trends).

•

To GSA and the public for publication of Loan Agent suspensions, revocations, debarments, other enforcement actions, and exclusions in the System Award's Management's (SAM) Excluded Parties List System ("EPLS") or any successor system consistent with Executive Order 12549 and other applicable law.

•	To other regulators, SBA employees, contractors, interns, and/or volunteers for regulatory purposes.
•	See 77 FR 61467 (October 9, 2012), 77 FR 15835 (March 16, 2012), 74 FR 14890 (April 1, 2009), and as amended from time-to-time for additional routine uses.

PLEASE NOTE: The estimated burden for completion of this form is 5 minutes per response. You are not required to respond to this information collection unless it displays a currently valid OMB approval number. Comments/questions on the burden estimate should be sent to U.S. SBA, Chief, Administration Information Branch, Washington, D.C. 201416, and Desk Officer for SBA, OMB, New Exec. Office Building, Room 10202, Washington, D.C. 20503. PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.

SBA Form 159 (04-18) Previous Editions Obsolete	Page 3 of 3